                                                         POWER OF ATTORNEY

         The undersigned,  a Director of Taubman Centers,  Inc., a Michigan corporation (the "Company"),  does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of  substitution,  as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company,  Post-Effective  Amendment No. 1 to the Company's Form
S-3 Registration  Statement,  Registration No. 33-73038, and any and all further amendments thereto, to be filed with the Securities and Exchange  Commission (the  "Commission")  pursuant to the Securities  Exchange Act of 1934, as amended (the "Act"),  and any and all instruments  that such attorneys and agents,  or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules,  regulations,  and  requirements of the Commission in respect  thereof,  and the undersigned does hereby ratify and confirm as his own act and deed all that such  attorneys  and agents,  and each of them,  shall do or cause to be done by virtue hereof.  Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.
         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 29th day of November, 2001.

                                                              /s/ Graham Allison
                                                              ------------------------------------------------------
                                                              Graham Allison

                                                         POWER OF ATTORNEY

         The undersigned,  a Director of Taubman Centers,  Inc., a Michigan corporation (the "Company"),  does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of  substitution,  as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company,  Post-Effective  Amendment No. 1 to the Company's Form
S-3 Registration  Statement,  Registration No. 33-73038, and any and all further amendments thereto, to be filed with the Securities and Exchange  Commission (the  "Commission")  pursuant to the Securities  Exchange Act of 1934, as amended (the "Act"),  and any and all instruments  that such attorneys and agents,  or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules,  regulations,  and  requirements of the Commission in respect  thereof,  and the undersigned does hereby ratify and confirm as his own act and deed all that such  attorneys  and agents,  and each of them,  shall do or cause to be done by virtue hereof.  Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.
         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 29th day of November, 2001.

                                                              /s/ Allan J. Bloostein
                                                              --------------------------------------------
                                                              Allan J. Bloostein

                                                         POWER OF ATTORNEY

         The undersigned,  a Director of Taubman Centers,  Inc., a Michigan corporation (the "Company"),  does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of  substitution,  as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company,  Post-Effective  Amendment No. 1 to the Company's Form
S-3 Registration  Statement,  Registration No. 33-73038, and any and all further amendments thereto, to be filed with the Securities and Exchange  Commission (the  "Commission")  pursuant to the Securities  Exchange Act of 1934, as amended (the "Act"),  and any and all instruments  that such attorneys and agents,  or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules,  regulations,  and  requirements of the Commission in respect  thereof,  and the undersigned does hereby ratify and confirm as his own act and deed all that such  attorneys  and agents,  and each of them,  shall do or cause to be done by virtue hereof.  Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.
         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 29th day of November, 2001.

                                                              /s/ Jerome A. Chazen
                                                              ---------------------------------------------
                                                              Jerome A. Chazen

                                                         POWER OF ATTORNEY

         The undersigned,  a Director of Taubman Centers,  Inc., a Michigan corporation (the "Company"),  does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of  substitution,  as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company,  Post-Effective  Amendment No. 1 to the Company's Form
S-3 Registration  Statement,  Registration No. 33-73038, and any and all further amendments thereto, to be filed with the Securities and Exchange  Commission (the  "Commission")  pursuant to the Securities  Exchange Act of 1934, as amended (the "Act"),  and any and all instruments  that such attorneys and agents,  or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules,  regulations,  and  requirements of the Commission in respect  thereof,  and the undersigned does hereby ratify and confirm as his own act and deed all that such  attorneys  and agents,  and each of them,  shall do or cause to be done by virtue hereof.  Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.
         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 29th day of November, 2001.

                                                              /s/ S. Parker Gilbert
                                                              ---------------------------------------------
                                                              S. Parker Gilbert

                                                         POWER OF ATTORNEY

         The undersigned,  a Director of Taubman Centers,  Inc., a Michigan corporation (the "Company"),  does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of  substitution,  as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company,  Post-Effective  Amendment No. 1 to the Company's Form
S-3 Registration  Statement,  Registration No. 33-73038, and any and all further amendments thereto, to be filed with the Securities and Exchange  Commission (the  "Commission")  pursuant to the Securities  Exchange Act of 1934, as amended (the "Act"),  and any and all instruments  that such attorneys and agents,  or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules,  regulations,  and  requirements of the Commission in respect  thereof,  and the undersigned does hereby ratify and confirm as his own act and deed all that such  attorneys  and agents,  and each of them,  shall do or cause to be done by virtue hereof.  Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.
         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 29th day of November, 2001.

                                                              /s/ Peter Karmanos, Jr.
                                                              ---------------------------------------------
                                                              Peter Karmanos, Jr.

                                                  POWER OF ATTORNEY

         The undersigned,  a Director of Taubman Centers,  Inc., a Michigan corporation (the "Company"),  does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of  substitution,  as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company,  Post-Effective  Amendment No. 1 to the Company's Form
S-3 Registration  Statement,  Registration No. 33-73038, and any and all further amendments thereto, to be filed with the Securities and Exchange  Commission (the  "Commission")  pursuant to the Securities  Exchange Act of 1934, as amended (the "Act"),  and any and all instruments  that such attorneys and agents,  or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules,  regulations,  and  requirements of the Commission in respect  thereof,  and the undersigned does hereby ratify and confirm as his own act and deed all that such  attorneys  and agents,  and each of them,  shall do or cause to be done by virtue hereof.  Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.
         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 29th day of November, 2001.

                                                              /s/ A. Alfred Taubman
                                                              ---------------------------------------------
                                                              A. Alfred Taubman